UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 29, 2004
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



         DELAWARE                       001-11015                36-1169950
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        file number)           Identification No.)


 1850 N. CENTRAL AVE., PHOENIX, ARIZONA              85077
(Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code (602) 207-4000

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) Exhibits
             99.1 - Press release dated January 29, 2004, issued by Viad Corp.

Item 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, Viad Corp (the "Company") issued a press release announcing its unaudited financial results for the fourth quarter and 2003 fiscal year. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this current report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VIAD CORP
                                  (Registrant)

January 29, 2004                              By /s/ G. Michael Latta
                                              -----------------------
                                              G. Michael Latta
                                              Vice President - Controller
                                              (Chief Accounting Officer
                                              and Authorized Officer)




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